EXHIBIT 99.01



THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________________, 1997, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.





                       PANDA GLOBAL ENERGY COMPANY

                  4100 Spring Valley Road, Suite 1001
                          Dallas, Texas 75244


                         LETTER OF TRANSMITTAL

                        To Tender for Exchange
                12-1/2% Senior Secured Notes due 2004

                            Exchange Agent:
                         BANKERS TRUST COMPANY

                        Facsimile Transmission:
                            (615) 835-3701

                       Confirm by telephone:
                            (615) 835-3572


           							  By Overnight Courier
	By Mail:		 By Hand Delivery:	   or Ceritified Mail:

     BT Services       Bankers Trust Company	      BT Services
   Tennessee, Inc.        Corporate Trust           Tennessee, Inc.
 Reorganization Unit       & Agency Group           Corporate Trust
 P.O. Box 292737      Receipt & Delivery Window     & Agency Group
   Nashville, TN        123 Washington Street 	   Reorganization Unit
    37229-2737   		     1st Floor		 648 Grassmere Park Road
	                  New York, NY  10006	   Nashville, TN  37211




				For Information Call:
					(800)735-7777






DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.



      The undersigned acknowledges receipt of the Prospectus dated _____________, 1997, (as the same may be amended or supplemented from time to time, the "Prospectus") of Panda Global Energy Company, a Delaware corporation (the "Issuer"), and this Letter of Transmittal for  12-1/2% Senior Secured Notes due 2004 which  may  be amended from time to time (this "Letter of Transmittal"), which together constitute the Issuer's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 12-1/2 Registered Senior Secured Notes due 2004(the "Exchange Notes") which have been registered under the Securities Act of 1933,as amended (the "Securities Act")for each $1,000 in principal amount of its outstanding 12-1/2% Senior Secured Notes due 2004(the "Old Notes") which were issued and sold in a transaction exempt from registration under
the Securities  Act.   Each  term  used herein  with  its  initial  letter
capitalized and not otherwise defined herein shall have the meaning assigned to such term in the Prospectus.

      Only a registered holder of the Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact the registered holder promptly and instruct such registered holder to tender on such beneficial owner's behalf. To tender in the Exchange Offer, a holder must, prior to the Expiration Date, either (a) complete and sign this Letter of Transmittal (or a facsimile thereof), in accordance with the instructions contained herein and in the Prospectus, and deliver such Letter of Transmittal, together with any signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth on the cover page of this Letter of Transmittal and the tendered Old Notes must either be (i) physically delivered to the Exchange Agent or (ii) transferred by book-entry to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") and a confirmation of such book-entry transfer must be received by the Exchange Agent prior to the Expiration Date, or (b) comply with the guaranteed delivery procedures set forth under the caption "The Exchange Offer - Guaranteed Delivery Procedures" in the Prospectus (see Instruction 3) in the event a holder's Old Notes are not immediately available, or time will not permit such holder's Old Notes or any other required documents to reach the Exchange Agent prior to the Expiration Date. To be validly tendered, the Old Notes, together with a properly completed Letter of Transmittal (or facsimile thereof), executed by the holder of record thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth on the cover page of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date, except as otherwise provided under the guaranteed delivery procedures.

      Upon satisfaction or waiver of the conditions of the Exchange Offer, the Issuer will accept for exchange any and all Old Notes which are properly tendered and not withdrawn prior to the Expiration Date. For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted properly tendered Old Notes when, as and if the Issuer has given oral or written notice thereof to the Exchange Agent. The
Exchange Agent will act as agent for the tendering holders of Old Notes for the purpose of receiving the Exchange Notes from the Issuer and transmitting the Exchange Notes to each holder exchanging Old Notes.

     The Instructions included with this Letter of Transmittal must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent, at the address listed above, or
L. Stephen Rizzieri, General Counsel of the Issuer, at (972) 980-7159, 4100 Spring Valley Road, Suite 1001, Dallas, Texas 75244.

      PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE
         INSTRUCTIONS TO THIS LETTER OF TRANSMITTAL, CAREFULLY
                    BEFORE COMPLETING ANY BOX BELOW

     List in Box 1 below the Old Notes of which you are the registered holder. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of Old Notes on a separate signed schedule and affix that schedule to this Letter of Transmittal. Holders tendering Old Notes represented by a certificate must provide a DTC account number for delivery of the Exchange Notes issued in exchange therefor.

                TO BE COMPLETED BY ALL TENDERING HOLDERS


                           BOX 1
             DESCRIPTION OF OLD NOTES TENDERED
       (Attach additional signed pages, if necessary)

                                                       Aggregate
Name(s) and address(es), and if                        Principal     Aggregate
applicable DTC account numbers, of    Certificate       Amount       Principal
Registered Holder(s) of Old Notes       Number(s)      Represented     Amount
exactly as name(s) appear(s) on      of Old Notes(1) by Certicate(s) Tendered(2)
Old Notes Certificate(s)















                        Totals:





   (1) Need not be completed if Old Notes are being tendered by book-entry transfer.
   (2) Unless otherwise indicated, the entire principal amount of Old Notes represented by a certificate or book-entry confirmation delivered to the Exchange Agent will be deemed to have been tendered. All tenders must be in integral multiples of $1,000 of principal amount.



                           BOX 2
                    BENEFICIAL OWNER(S)

State of Principal Residence of         Principal Amount of Tendered Old Notes
Each Beneficial Owner of Tendered       Held for Account of Beneficial Owner
Old Notes








Ladies and Gentlemen:

      The undersigned hereby tenders the Old Notes described in Box 1 above pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the tendered Old Notes and the undersigned represents that it has received from each beneficial owner of tendered Old Notes a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered with this Letter of Transmittal, the undersigned exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Old Notes tendered.

      The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the tendered Old Notes, with full power of substitution, to: (a) deliver certificates for such Old Notes to or for the order of the Issuer; (b) deliver Old Notes and all accompanying evidence of transfer and authenticity to, or upon the order of, the Issuer, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Issuer of the Old Notes tendered in the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

       The undersigned hereby represents and warrants that the undersigned has full right, power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete and give effect to the transactions contemplated hereby.

      The undersigned agrees that acceptance of any tendered Old Notes by  the  Issuer and the issuance of Exchange Notes (together with  the guaranty  of  Panda  Interfunding  Corporation  (the  "Company")  with respect thereto) in exchange therefor shall constitute performance  in full by the Issuer and the Company of their obligations under the Registration Rights Agreement (as defined in the Prospectus) and that, upon  the  issuance of the Exchange Notes, the Issuer and the  Company will have no further obligations or liabilities thereunder (except  in certain limited circumstances as set forth therein).  By tendering Old
Notes, the undersigned certifies, acknowledges and agrees that (a) each of the undersigned and each Beneficial Owner is a "financial or institutional investor" as defined under the securities laws of the State of its principal residence (See Exhibit A - Definitions of Financial or Institutional Investors Under State Securities Laws); (b) the Exchange
Notes to be acquired by the undersigned and any beneficial owner(s) of such Old Notes ("Beneficial Owner(s)") in connection with the Exchange Offer are being acquired by the undersigned and such Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s);
(c) the undersigned (other than a broker-dealer referred to clause (h) below) and each Beneficial Owner are not participating and do not intend to participate in the distribution (within the meaning of the Securities
Act) of the Exchange Notes; (d) the undersigned and each Beneficial Owner have no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the
Exchange  Notes;  (e)  the  undersigned  and  each  Beneficial   Owner
acknowledge  and agree that any person participating in  the  Exchange
Offer  for the purpose of distributing the Exchange Notes must  comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the  Exchange  Notes acquired by such person and cannot  rely  on  the position  of the staff of the Commission that is discussed under  "The
Exchange Offer - Resales of Exchange Notes" in the Prospectus; (f) the undersigned and each Beneficial Owner understand that a secondary resale transaction described in clause (d) above should be covered  by an  effective  registration statement containing the selling  security holder information required by Item 507 of Regulation S-K of the Commission; (g) neither the undersigned nor any Beneficial Owner is an "affiliate" (within the meaning of Rule 405 promulgated under the Securities Act) of the Company, or the Issuer or Panda Interfunding Corporation, or if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable; and (h) each broker-dealer that receives Exchange Notes for its own account in exchange for Old Notes, where such Old Notes were acquired by such broker-dealer as a result of market making activities or other trading  activities, will deliver a prospectus in connection with  any
resale of such Exchange Notes.   By so acknowledging and by delivering
a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

      The undersigned acknowledges that the tender of Old Notes in the Exchange Offer will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer. The undersigned understands that the Issuer may accept the undersigned's tender by giving oral or written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate. All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter of Transmittal.

      Unless  otherwise  indicated in Box 4 or 5 below,  the  Exchange
Agent will issue and deliver Exchange Notes to the undersigned by crediting the undersigned's account maintained at DTC and, (b) if applicable, any Old Notes not tendered or exchanged but represented by a certificate also encompassing Old Notes which are tendered or exchanged to the undersigned at the address set forth in Box 1 above, or if tenders are made by book-entry transfer, by crediting the undersigned's account maintained at DTC.

      The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the terms of the Prospectus and this Letter of Transmittal, the Prospectus shall prevail.

___  CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

___ CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution

     Account Number

     Transaction Code Number

___ CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s)

     Date of Execution of Notice of Guaranteed Delivery

     Window Ticket Number (if available)

     Name of Institution which Guaranteed Delivery

     Account Number (if delivered by book-entry transfer)

___ CHECK HERE IF YOU ARE A BROKER-DEALER WHICH ACQUIRED OLD NOTES FOR ITS OWN ACCOUNT AND AS A RESULT NEED TO RECEIVE 10 ADDITIONAL COPIES
     OF THE PROSPECTUS AND ANY AMENDMENTS OR SUPPLEMENTS THERETO (TO BE DELIVERED BY YOU UPON ANY RESALE OF EXCHANGE NOTES):

     Name

     Address







          PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

               TO BE COMPLETED BY ALL TENDERING HOLDERS





                           BOX 3

                      PLEASE SIGN HERE
             WHETHER OR NOT OLD NOTES ARE BEING
                 PHYSICALLY TENDERED HEREBY

This box must be signed by registered holder(s) of Old Notes as their name(s) appear on certificate(s) for Old Notes, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. (See Instruction 4)

X

X
      Signature(s) of Owner(s) or Authorized Signatory

Date:

Name(s):
                       (Please Print)

Capacity:

Address:
                     (Include Zip Code)

Area Code and Telephone No.:

         PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

          SIGNATURE GUARANTEE (See Instruction 4)
    Certain Signatures Must Be Guaranteed by an Eligible
                        Institution


   (Name of Eligible Institution Guaranteeing Signatures)


     (Address (including zip code) and Telephone Number
            (including area code) of Firm)


                   (Authorized Signature)


                          (Title)


                       (Printed Name)


Date:




        PAYOR'S NAME:  PANDA GLOBAL ENERGY COMPANY

SUBSTITUTE
FORM W-9
                    Part 1-Please       Social Security Number
                    Provide Your
                    TIN in the Box at   OR
                    Right and Certify
Department of the   by Signing and      Employer ID Number
Treasury Internal   Dating Below
Revenue Service

Payor's Request for Part 2-Certification-Under Penalties        Part 3-
Taxpayer            of Perjury, I certify:                        Awaiting
Identification
Number (TIN)       (1) The  number  shown  on  TIN
                       this  form  is  my  correct
                       Taxpayer     Identification
                       Number (or I am waiting for
                       a  number  to be issued  to
                       me), and

                   (2) I  am  not subject  to
                       back   withholding  because
                       (a) I am exempt from backup
                       withholding, (b) I have not
                       been   notified   by    the
                       Internal  Revenue   Service
                       (the   "IRS")  that  I   am
                       subject      to      backup
                       withholding as a result  of
                       a  failure  to  report  all
                       interest  or dividends,  or
                       (c) the IRS has notified me
                       that I am no longer subject
                       to backup withholding.

                    Certification  Instructions  -
                    You  must  cross out item  (2)
                    above   if   you   have   been
                    notified  by the IRS that  you
                    are    subject    to    backup
                    withholding because  of  under
                    reporting     interest      or
                    dividends on your tax  return.
                    However,   if   after    being
                    notified  by the IRS that  you
                    were    subject   to    backup
                    withholding    you    received
                    another notification from  the
                    IRS  stating that you  are  no
                    longer   subject   to   backup
                    withholding, do not cross  out
                    item (2).



                    SIGNATURE                    DATE



NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
             CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

   CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either
(a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty
(60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.



          Signature                                    Date




            BOX 4                                BOX 5

SPECIAL ISSUANCE INSTRUCTIONS        SPECIAL DELIVERY INSTRUCTIONS
 (See Instructions 6 and 7)           (See Instructions 6 and 7)


To   be  completed  ONLY   if        To   be   completed  ONLY   if
certificates for Old Notes in        certificates for Old Notes  in
a    principal   amount   not        a   principal   amount    not
exchanged, or Exchange Notes,        exchanged, or Exchange  Notes,
are  to be issued in the name        are  to  be  sent  to  someone
of  someone  other  than  the        other  than  the person  whose
person     whose    signature        signature appears in Box 3  or
appears in Box 3, or  in  the        to  an address other than that
case  of  Old Notes delivered        shown in Box 1.
by  book-entry transfer which
are not exchanged, are to  be
credited   to   an    account
maintained at DTC other  than
the account indicated above.

Issue:                              Deliver:
(check appropriate boxes)           (check appropriate boxes)

  Old Notes not tendered to:        Old Notes not tendered to:

  Exchange Notes to:                Exchange Notes to:

(Please Print)                      (Please Print)

Name:                               Name:

Address:                            Address:






Credit DTC Account Number (if
applicable):



Please complete the  Substitute     Please complete the Substitute Form W-9
Substitute Form W-9

Tax Identification or Social        Tax Identification or  Social
Security Number:                    Security Number:







                 INSTRUCTIONS TO LETTER OF TRANSMITTAL
    FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

      1. Delivery of this Letter of Transmittal and Certificates. Certificates for Old Notes or a confirmation of book-entry transfer, as the case may be, as well as a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date.

      THE METHOD OF DELIVERY OF THE OLD NOTES AND THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IF DELIVERY IS TO BE MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE. DELIVERY WILL BE DEEMED MADE WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. NO LETTER OF TRANSMITTAL OR THE OLD NOTES SHOULD BE SENT TO THE ISSUER OR THE COMPANY.

      2. Beneficial Owner Instructions to Registered Holders. Any Beneficial Owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact the registered holder promptly and instruct such registered holder to tender on such Beneficial Owner's behalf. See "Instructions to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal.

      3. Guaranteed Delivery Procedures. If a holder of Old Notes desires to tender such Old Notes and if the Old Notes are not immediately available, or time will not permit such holder's Old Notes or any other required documents to reach the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date, a tender for exchange may be effected if: (a) the tender for exchange is made by or through an Eligible Institution; (b) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Old Notes and the principal amount of Old Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within five Business Days after the Expiration Date, the duly executed Letter of Transmittal, properly completed and validly executed, together with the Old Notes in proper form for transfer (or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account with DTC), and any other documents required by this Letter of Transmittal and the instructions thereto, will be deposited by the Eligible Institution with the Exchange Agent; and (c) such properly completed and executed Letter of Transmittal, as well as the certificate(s) representing all tendered Old Notes in proper form for transfer (or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account with DTC) and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within five Business Days after the Expiration Date.

      4. Signatures on this Letter of Transmittal; Guarantee of Signatures; Bond Powers. If this Letter of Transmittal is signed by the holder(s) of Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Old Notes, without alteration, enlargement or any change whatsoever. If any of the Old Notes tendered hereby are owned by two or more joint owners, all owners must sign this Letter of Transmittal. If any tendered Old Notes are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are names in which certificates are held.

      Signatures on a Letter of Transmittal must be guaranteed unless the Old Notes tendered pursuant thereto are (a) tendered by a registered holder of the Old Notes who has not completed the Box 4 entitled "Special Issuance Instructions" or Box 5 entitled "Special
Delivery Instructions" in this Letter of Transmittal or (b) tendered for the account of an Eligible Institution (as defined below). In the event that signatures on a Letter of Transmittal are required to be guaranteed, such guarantee must be by a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States, or by an entity that is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution").

      If this Letter of Transmittal is signed by a person other than the registered holder of any Old Notes listed therein, such Old Notes must be endorsed by the registered holder or accompanied by a properly completed bond power or other written instrument of transfer in form satisfactory to the Issuer in its sole discretion, signed by such registered holder as such registered holder's name appears on such Old Notes. If this Letter of Transmittal is signed by the registered holder and (a) the entire principal amount of the holder's Old Notes is tendered or (b) untendered Old Notes are to be issued to the registered holder, then the registered holder need not endorse any certificates for tendered Old Notes or provide a separate bond power. In any other case, the registered holder must transmit a separate bond power with this Letter of Transmittal.

     If this Letter of Transmittal or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Issuer of their authority to so act must be submitted.

      5. Tax Identification Number. Unless an exemption applies under the applicable law and regulations concerning "backup withholding" of federal income tax, the Exchange Agent will be required to withhold, and will withhold, 31% of the gross proceeds otherwise payable to a holder pursuant to the Exchange Offer if the holder does not provide his or her taxpayer identification number (social security number or employer identification number) and certify that such number is correct. Each tendering holder should complete and sign the Substitute Form W-9 included as part of this Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is proved in a manner satisfactory to the Issuer and the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

      The Issuer reserves the right in its sole discretion to take whatever steps it deems necessary to comply with the Issuer's obligation regarding backup withholding.

      6. Partial Tenders; Withdrawals. If less than the entire principal amount of any Old Bond is tendered, the tendering holder must fill in the principal amount tendered in the fourth column of Box 1 above. The entire principal amount of Old Notes represented by a certificate delivered to the Exchange Agent or transferred by book-entry to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. In the case of Old Notes tendered by delivery of a certificate, a certificate for Old Notes in a principal amount not accepted for exchange or not tendered will be issued to and sent to the holder, unless otherwise provided in Box 4 or 5, as soon as practicable after the Expiration Date. In the case of Old Notes tendered by a book-entry transfer, the principal amount not accepted for exchange or not tendered will be credited to the account maintained by the holder with DTC, unless otherwise provided in Box 4, as soon as practicable after the Expiration Date.

      Tenders of Old Notes may be withdrawn at any time prior to the Expiration Date. Thereafter, such tenders are irrevocable. To withdraw a tender of Old Notes in the Exchange Offer, a written notice of withdrawal, delivered by hand, mail or facsimile transmission, must
(a) be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date at the address set forth on the cover hereof, (b) specify the name of and be signed by the registered holder of such Old Notes in the same manner as the applicable Letter of Transmittal (including any required signature guarantees) as set forth in "The Exchange Offer - Procedures for Tendering" in the Prospectus, (c) specify the name of the person identified in this Letter of Transmittal as having tendered the Old Notes to be withdrawn and (d) specify the aggregate principal amount represented by such withdrawn Old Notes. If Old Notes have been tendered pursuant to the procedures for book-entry transfer as set forth herein, any notice of withdrawal must also specify the name and number of the account at DTC to be credited with the withdrawn Old Notes. Withdrawals of tenders of Old Notes may not be rescinded, and any Old Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer; provided, however, that withdrawn Old Notes may be re-tendered by again complying with the procedures for tendering Old Notes described herein at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

     All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by the
Issuer, such determination to be final and binding. None of the Company, the Issuer, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal of Old Notes or incur any liability for failure to give any such notification.

      7.    Special  Issuance  and Delivery  Instructions.   Tendering
holders must indicate in Box 4 or 5, as applicable, the name and address to which the Exchange Notes or certificates for principal amounts of Old Notes not tendered or not accepted for exchange are to be issued and/or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that principal amounts of Old Notes not tendered or not accepted for exchange be credited to such account maintained at DTC as such holder may designate. Any transfer of a beneficial interest in a Bond must be made in accordance with the Provisions of the Indenture.

      8. Transfer Taxes. The Issuer will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, the Exchange Notes or Old Notes not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed by any reason other than the transfer of Old Notes to the Issuer or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter of Transmittal, the amount of transfer taxes will be billed directly to the tendering holder.

      Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

      9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Old
Notes tendered for exchange will be determined by the Issuer in its sole discretion, whose determination will be final and binding. The Issuer reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which would, in the opinion of the Issuer or counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive certain of the conditions to the Exchange Offer or any irregularities or defects in the tender of Old Notes. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all persons. Unless waived, any irregularities in connection with tenders of Old Notes must be cured within such time as the Issuer shall determine. Neither the Company, the Issuer, the Exchange Agent nor any other person shall be under any duty to give notifications of defects or irregularities in such tenders or shall incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until any defects with respect to such tenders have been cured or waived.

      10. Waiver of Conditions. The Issuer reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offer in the case of any Old Notes tendered.

      11.   Mutilated,  Lost, Stolen or Destroyed  Certificates.   Any
holder whose certificates for Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at (800)735-7777 for further instructions.

      12. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter of Transmittal, may be directed to the Exchange Agent at the address listed above, or
L. Stephen Rizzieri, General Counsel of the Issuer, at (972) 980-7159, 4100 Spring Valley Road, Suite 1001, Dallas, Texas 75244.


IMPORTANT: This Letter of Transmittal (together with certificates representing tendered Old Notes or a confirmation of a book-entry transfer and all other required documents) must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.



                            EXHIBIT A
 DEFINITIONS OF FINANCIAL OR INSTITUTIONAL INVESTORS UNDER STATE
                         SECURITIES LAWS


Alabama. Any bank, savings institution, credit union, trust company, insurance company or investment company as defined in the Investment Company Act of 1940, pension or profit-sharing trust, or other financial institution or institutional buyer, or any dealer, whether the purchaser is acting for itself or in some fiduciary capacity.

Alaska. Any bank, savings institution, trust company, insurance company, investment company as defined in the Investment Company Act of 1940, pension or profit-sharing trust, or other financial institution or institutional buyer, or any broker-dealer, whether the purchaser is acting for itself or in some fiduciary capacity.

Arizona.   Any  bank,  savings  institution,  insurance  company,
dealer or agency or instrumentality of the United States or of a state or any person a principal part of whose business consists of buying securities.

Arkansas. Any bank, savings institution, trust company, insurance company, investment company as defined in the Investment Company Act of 1940, pension or profit-sharing trust, or other financial institution or institutional buyer, or any broker-dealer, whether the purchaser is acting for itself or in some fiduciary capacity.

California. Any (1) bank, savings and loan association, trust company, insurance company, investment company registered under the Investment Company Act of 1940, pension or profit-sharing trust (other than a pension or profit-sharing trust of the issuer, a self-employed individual retirement plan or an individual retirement account); (2) any organization described in
Section 501(c)(3) of the Internal Revenue Code, as amended December 29, 1981, which has total assets (including endowment, annuity and life income funds) of not less than $5,000,000 according to its most recent audited financial statement; (3) any corporation which has a net worth on a consolidated basis according to its most recent audited financial statement of not less than $14,000,000, provided that if the Securities being acquired are common stock or Securities exchangeable for or convertible into common stock, (i) the holders of less than 25% of the outstanding shares of common stock of the company (computed as provided by the Rules of the Commissioner of Corporations, but deeming outstanding all shares of common stock issuable upon exchange or conversion of securities presently exchangeable for or convertible into common stock) have addresses in California according to the records of the company as of its most recent record date for any action requiring the determination of shareholders of record, or as of three months prior to such offer or sale, whichever is most recent; or (ii) the securities being acquired (plus any other similar securities of the company held by the purchaser) will not represent more than five percent of the total number of outstanding shares of common stock of the company assuming the exchange or conversion of all securities exchangeable for or convertible into common stock of the company, provided, however, that the foregoing limitations shall not apply to a transaction approved by the holders of seventy-five percent (75%) or more of the outstanding common stock of the company; (4) any wholly owned subsidiary of any of the foregoing institutional purchasers, whether the purchaser is acting for itself or as a trustee; or (5) the federal government, any agency or instrumentality of the federal government, any corporation wholly owned by the federal government, any state, city, city and county, or county, or any agency or instrumentality of a state, city, city and county, or county, or any state university or state college, and any retirement system for the benefit of employees of any of the foregoing governments or governmental instrumentalities; provided the purchaser represents that it is purchasing for its own account (or for such trust account for which it is trustee) for investment and not with a view to or for sale in connection with any distribution of the securities.

Colorado.   Any of the following purchasers, whether  acting  for
itself or for others in a fiduciary capacity;  (1) broker-dealer;
(2)  depository  institution,  which  means  a  person  that   is
organized or chartered, or is doing business or holds an authorization certificate, under the laws of a state or of the United States which authorize the person to receive deposits, including deposits in savings, share, certificate, or other
deposit  accounts,  and  is  supervised  and  examined  for   the
protection of depositors by an official or agency of any state or the United States, or a trust company or other institution which is authorized by federal or state law to exercise fiduciary powers of the type a national bank is permitted to exercise under
the  authority  of  the  Comptroller  of  the  Currency  and   is
supervised and examined by an official or agency of a state or of the United States but does not include in either case an insurance company or other organization primarily engaged in the insurance business; (3) an insurance company or a separate account of an insurance company; (4) an investment company registered under the Investment Company Act of 1940; (5) a business development company as defined in the Investment Company Act of 1940; (6) a private business development company as defined in the Investment Advisors Act of 1940; or a small business investment company licensed by the Small Business Administration under the Small Business Investment Act of 1958;
(7) an employee pension, profit-sharing, or benefit plan if the plan has total assets in excess of $5,000,000 or its investment decisions are made by a named fiduciary, as defined in the Employee Retirement Income Security Act of 1974, that is a broker-dealer registered under the Securities Exchange Act of 1934, an investment adviser registered or exempt from registration under the Investment Advisors Act of 1940, a depository institution (as defined above), or an insurance company; (8) an entity, but not an individual, a substantial part of whose business activities
consist   of  investing,  purchasing,  selling,  or  trading   in
securities of more than one issuer and not of its own issue and that has total assets in excess of $5,000,000 as of the end of its latest fiscal year, and (9) any other institutional buyer.

Connecticut. Any state bank and trust company, national banking association, savings bank, savings and loan association, federal savings and loan association, credit union, federal credit union, trust company, insurance company, investment company as defined in the Investment Company Act of 1940, pension or profit-sharing trust, or other financial institution or institutional buyer, or any broker-dealer, whether the purchaser is acting for itself or in some fiduciary capacity.

Delaware. Any bank, savings institution, trust company, insurance company, investment company as defined in the Investment Company Act of 1940, pension or profit-sharing trust, or other financial institution or institutional buyer, or any broker-dealer, whether the purchaser is acting for itself or in some fiduciary capacity.

District of Columbia. Any bank, savings institution, trust company, insurance company, investment company as defined in the Investment Company Act of 1940, pension or profit-sharing trust, or other financial institution or institutional buyer, including a qualified institutional buyer as defined by SEC Rule 144A, whether acting for itself or in some fiduciary capacity.

Florida. Any bank or trust company, savings institution, insurance company, dealer, investment company as defined by the Investment Company Act of 1940, or pension or profit-sharing trust, or qualified institutional buyer as defined by SEC Rule 144A, whether any of such entities is acting in its individual or fiduciary capacity.

Georgia. Any bank, savings institution, trust company, insurance company, or investment company as defined in the Investment Company Act of 1940, real estate investment trust, small business investment corporation, pension or profit-sharing plan or trust, or other financial institution, or any dealer, whether the purchaser is acting for itself or in some fiduciary capacity.

Hawaii. Any bank, savings institution, trust company, insurance company, investment company as defined in the Investment Company Act of 1940, pension or profit-sharing trust, or other financial institution or institutional buyer, including any organization coming within the scope of Section 501(c)(3) of the Internal Revenue Code, or any dealer, whether the purchaser is acting for itself or in some fiduciary capacity.

Idaho. Any bank, savings institution, trust company, insurance company, investment company as defined in the Investment Company Act of 1940, pension or profit-sharing trust, or other financial institution or institutional buyer, including any qualified institutional buyer as defined in SEC Rule 144A, or any broker-dealer, whether the purchaser is acting for itself or in some fiduciary capacity.

Illinois. (1) Any corporation, bank, savings bank, savings institution, savings and loan association, trust company, insurance company, building and loan association, dealer, pension fund or pension trust, employees' profit-sharing trust; (2) other financial institutions (including, but not limited to, a manager of investment accounts on behalf of other than natural persons, who, with affiliates, exercises sole investment discretion with respect to such accounts, and provided such accounts exceed 10 in number and have a fair market value of not less than $10,000,000 at the end of the calendar month preceding the month during which the transaction occurred for which the exemption is utilized);
(3) institutional investors (including, but not limited to, (a) investment companies, universities and other organizations whose primary purpose is to invest its own assets or those held in trust by it for others, (b) trust accounts or individual or group retirement accounts in which a bank, trust company, insurance company or savings and loan institution acts in a fiduciary capacity, and (c) foundations and endowment funds exempt from taxation under the Internal Revenue Code, a principal business function of which is to invest funds to produce income in order to carry out the purpose of the foundation or fund); or (4) any government or political subdivision or instrumentality thereof, whether any purchaser heretofore mentioned is acting for itself or in some fiduciary capacity; (5) any partnership or other association engaged as a substantial part of its business or operations in purchasing or holding securities; (6) any trust in respect of which a bank or trust company is trustee or co-trustee; (7) any entity in which at least 90% of the equity is owned by (i) any entity identified in clause (1) through (6) above, (ii) a natural person whose individual net worth, or joint net worth with that person's spouse, exceeds $1,000,000 or who had an individual income or joint income with that person's spouse in excess of $200,000 in each of the two most recent years and who reasonably expects an income in excess of $200,000 in the current year, or (iii) a director or executive officer of the issuer; (8) any employee benefit plan within the meaning of Title 1 of Employee Retirement Income Security Act of 1974 if (a) the investment decision is made by a plan fiduciary as defined in
Section 3(21) of ERISA and such plan fiduciary is either a bank, savings and loan association, insurance company, registered investment adviser or an investment adviser registered under the Investment Advisers Act of 1940, or (b) the plan has total assets in excess of $5,000,000, or (c) in the case of a self-directed plan, investment decisions are made solely by persons that are described above; (9) any plan established and maintained by, and for the benefit of the employees of, any state or political subdivision or agency or instrumentality thereof if such plan has total assets in excess of $5,000,000; or (10) any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, any Massachusetts or similar business trust, or any partnership, if such organization, trust, or partnership has total assets in excess of $5,000,000.

Indiana. Any bank, savings institution, trust company, insurance company, investment company as defined in the Investment Company Act of 1940, pension or profit-sharing trust, or other financial institution or institutional buyer, including any qualified institutional buyer as defined in SEC Rule 144A, or any broker-dealer, whether the purchaser is acting for itself or in a fiduciary capacity.

Iowa. Any bank, savings and loan association, credit union, trust company, insurance company, investment company as defined in the Investment Company Act of 1940, pension or profit-sharing trust, or other financial institution or institutional buyer, or any broker-dealer, including (A) any bank or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act of 1933, (B) insurance company as defined in Section 2(13) of the Securities Act of 1933, (C) investment company registered under the Investment Company Act of 1940 or business development company as defined in Section 2(a)(48) of such act, (D) small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (E) plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000, (F) employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or if a self-directed plan, with investment decisions made solely by persons that are institutional buyers, (G) private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940, (H) organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring these securities, with total assets in excess of $5,000,000, (I) director, executive officer, or general partner of the issuer of these securities, or any director, executive officer, or general partner of a general partner of the issuer, (J) natural person whose individual net worth, or joint net worth with that person's spouse, at the time of the purchase exceeds $1,000,000, (K) natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, (L) trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring these securities, whose purchase is directed by a person whose has such knowledge and experience in financial and business matters that the person is capable of evaluating the merits and risks of these securities, (M) entity in which all of the equity owners are institutional buyers, (N) venture or seed capital company, meaning a corporation, partnership or association that has been in existence for five years or whose net assets exceed $250,000 and whose primary business is investing in developmental stage companies or eligible small business companies as that term is defined in the regulations of the Small Business Administration, and (O) any qualified institutional buyer as that term is defined in SEC Rule 144A; whether the purchaser is acting for itself or in a fiduciary capacity.

Kansas. Any bank, savings institution, trust company, insurance company, investment company as defined in the Investment Company Act of 1940, pension or profit-sharing trust, or other financial institution or institutional buyer, or any broker-dealer or underwriter, provided that any of the above purchasers (other than a broker-dealer or underwriter) is acting for its own account or as a bona fide trustee of a trust organized and existing other than for the purpose of acquiring the securities.

Kentucky. Any bank, savings institution, trust company, insurance company, investment company as defined in the Investment Company Act of 1940, pension or profit-sharing trust, or other financial institution or institutional buyer, or any broker-dealer, whether the purchaser is acting for itself or in some fiduciary capacity. The term "institutional buyer" includes, but is not limited to, any qualified institutional buyer as defined in SEC Rule 144A.

Louisiana. Any bank, savings institution, trust company, insurance company, investment company as defined in the
Investment Company Act of 1940, real estate investment trust, small business investment corporation, pension or profit-sharing plan or trust, other financial institution or any dealer, whether the purchaser is acting for itself or in some fiduciary capacity.

Maine. Any financial and institutional investor or broker-dealer. "Financial and institutional investor" is defined in the Maine Securities Act to include, but is not limited to: (A) a depository institution, which means (i) a person which is organized, chartered or holding an authorization certificate under the laws of any state or of the United States which authorizes the person to receive deposits, including a savings, share, certificate or deposit account, and is supervised and examined for the protection of depositors by an official or agency of any state or of the United States, and (ii) a trust company or other institution which is authorized by state law to exercise fiduciary powers similar to those permitted to national banks under the authority of the United States Comptroller of the Currency, but does not include in either case an insurance company or other organization primarily engaged in the insurance business, or any industrial bank, Morris Plan bank or industrial loan bank; (B) a depository institution holding company; (C) an insurance company; (D) a separate account of an insurance company; (E) an investment company as defined by the Investment Company Act of 1940; (F) a business development company as defined by the Investment Company Act of 1940; (G) an entity, other than a natural person, a substantial part of whose business activities consists of investing, purchasing, selling or trading in securities of more than one issuer and not of its own issue and that has gross assets in excess of $1,000,000 at the end of its latest fiscal year; (H) an employee pension and profit-sharing or benefit plan (other than an employee pension and profit-sharing or benefit plan of the issuer), any self-employed individual retirement plan or individual retirement account, if
(1) the investment decision is made by a plan fiduciary (as defined in Section 3(21) of the Employee Retirement Income Security Act of 1974) which is either a depository institution, an insurance company or an investment adviser registered in Maine, or (2) the plan has total assets in excess of $5,000,000;
(I) a small business investment company licensed by the Small Business Administration, under Section 301(c) or (d) of the Small Business Investment Act of 1958; or (J) an entity organized and operated not for private profit (as described in the Internal Revenue Code, Section 501(c)(3)) with total assets in excess of $5,000,000; whether any purchaser heretofore mentioned is acting for themselves or in a fiduciary capacity.

Maryland. Any bank, savings and loan association, trust company, insurance company, broker-dealer, investment company as defined in the Investment Company Act of 1940, investment adviser with assets under management of not less than $1,000,000, employee benefit plan with assets of not less than $1,000,000, or governmental agency or instrumentality, whether acting for itself or as a trustee or a fiduciary with investment control, or other institutional investor as designated by rule or order of the commissioner, including "accredited investors" as defined in
Section 230.501(a)(1)-(3), (7) and (8) of Regulation D under the Securities Act of 1933, as amended, and qualified institutional buyers as defined in SEC Rule 144A.

Massachusetts.   Any  bank, savings institution,  trust  company,
insurance company, investment company as defined in the Investment Company Act of 1940, pension or profit-sharing trust (meaning (1) any entity with total assets in excess of $5,000,000 and which is (a) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, or (b) a self-directed employee benefit plan within the meaning of  the  Employee  Retirement Income Security  Act  of  1974,  as
amended with investment decisions made by a person that is an accredited investor as defined in Section 501(a) of Regulation D under the Securities Act of 1933, as amended, with investment decisions made by a plan fiduciary, as defined in Section 2(21) of the Employee Retirement Income Security Act of 1974, as amended, which is either a bank, savings and loan association, insurance company or registered investment advisor, or (3) an employee benefit plan established and maintained by a state, its political subdivisions), or other financial institution or institutional buyer, or any broker-dealer, whether the purchaser is acting for itself or in some fiduciary capacity. "Institutional buyer" is defined to include, but is not limited to: any small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended; any private business development company as defined in the Investment Advisors Act of 1940, as amended; any business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940, as amended; any entity with total assets in excess of $5,000,000 and which is either: (1) a company (whether a corporation, a Massachusetts or similar business trust or a partnership), not formed for the specific purpose of acquiring the securities, a substantial part of whose business activities consists of investing, purchasing, selling or trading in securities issued by others and whose investment decisions are made by persons who are reasonably believed by the seller to have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investment, or (2) an organization described in Section 501(c)(3) of the Internal Revenue Code; or a qualified institutional buyer as defined in SEC Rule 144A.

Michigan.    Any   bank,  savings  institution,  trust   company,
insurance company, any federal and state savings and loan association or credit union, or investment company as defined in the Investment Company Act of 1940, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, or the Government National Mortgage Association, any pension or profit-sharing trust the assets of which are managed by an institutional manager, the Michigan State Treasurer, other financial institution, including any federal or state savings and loan association or credit union, or a broker-dealer, whether the purchaser is acting for itself or in some fiduciary capacity, or a lender approved by the Federal Housing Administration and who has satisfied any additional requirements established by the administrator by rule or order.

Minnesota. Any bank, savings institution, trust company, insurance company, investment company as defined in the Investment Company Act of 1940, pension or profit-sharing trust, or other financial institution or institutional buyer, or any broker-dealer, whether the purchaser is acting for itself or in some fiduciary capacity. "Financial institution or institutional buyer" is defined to include (1) a corporation with a class of equity securities registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, and (2) a person who is an "accredited investor" within the meaning of Rule 501(a) of Regulation D.

Mississippi. Any bank, savings institution, trust company, insurance company, investment company as defined in the Investment Company Act of 1940, pension or profit-sharing trust, or other financial institution or institutional buyer, including, but not limited to (A) any of the following entities, acting for its own account or the accounts of other institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with the entity: (1) any insurance company as defined in Section 2(13) of the Securities Act of 1932, (2) any investment company registered under the Investment Company Act of 1940 or any business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940, (3) any small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (4) any plan established and maintained by a state, its political subdivision, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, (5) any employee benefit plan within the meaning of Title I of the Employee Retirement Security Act of 1974, (6) any business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, (7) any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation (other than a bank as defined in
Section 3(a)(2) of the Securities Act of 1933 or a savings and loan association or other institution referenced in Section 3(a)(5)(A) of the Securities Act of 1933 or a foreign bank or savings and loan association or equivalent institution), partnership, or Massachusetts or similar business trust, and (8) any investment adviser registered under the Investment Advisers Act of 1940; (B) any dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, acting for its own account or the accounts of other institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10,000,000 of securities of issuers that are not affiliated with the dealer, provided that securities constituting the whole or a part of an unsold allotment to or subscription by a dealer as a participant in a public offering shall not be deemed to be owned by such dealer; (C) any dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 acting in a riskless principal transaction on behalf of an institutional buyer; (D) any investment company registered under the Investment Company Act of 1940, acting for its own account or for the accounts of other institutional buyers, that is part of a family of investment companies which own in the aggregate at least $100,000,000 in securities of issuers, other than issuers that are affiliated with the investment company or are part of such family of investment companies ("family of investment companies" meaning any two or more investment companies registered under the Investment Company Act of 1940, except for a unit investment trust whose assets consist solely of shares of one or more registered investment companies, that have the same investment adviser (or, in the case of a unit investment trust, the same depositor), provided that, for purposes of this section (1) each series of a series company (as defined in Rule 18f-2 under the Investment Company Act of 1940) shall be deemed to be a separate investment company, and (2) investment companies shall be deemed to have the same adviser (or depositor) if their advisers (or depositors) are majority-owned subsidiaries of the same parent, or if one investment company's adviser (or depositor) is a majority-owned subsidiary of the other investment company's adviser (or depositor)); (E) any entity, all of the equity owners of which are institutional buyers, acting for its own account or the accounts of other institutional buyers, acting for its own account or the accounts of other institutional buyers; and (F) any bank as defined in Section 3(a)(2) of the Securities Act of 1933, any savings and loan association or other institution as referenced in Section 3(a)(5)(A) of the Securities Act of 1933, or any foreign bank or savings and loan association or equivalent institution, acting for its own account or the accounts of other institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100,000,000 in securities of issuers that are not affiliated with it and that has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, as of a date not more than 16 months preceding the date of sale under this rule in the case of a United States bank or savings and loan association, and not more than 18 months preceding such date of sale for a foreign bank or savings and loan association or equivalent institution; or any broker-dealer; whether the purchaser is acting for itself or in some fiduciary capacity.

Missouri. Any bank, savings institution, trust company, insurance company, investment company as defined in the Investment Company Act of 1940, pension or profit-sharing trust the assets of which are managed by a bank or trust company or other institutional manager, or other financial institution or institutional buyer, or any broker-dealer, whether the purchaser is acting for itself or in some fiduciary capacity. A financial institution or institutional buyer includes an endowment or trust fund of a charitable organization specified in Section 170(b)(1)(A) of the Internal Revenue Code, an issuer which has a class of securities registered under Section 12 of the Securities Exchange Act of 1934 and any wholly owned subsidiary thereof, any other corporation, partnership or association which has been in existence for ten years or whose net assets exceed $500,000 and whose principal purpose as stated in its articles, bylaws or other organizational instrument is investing in securities, and any Qualified Institutional Buyer as defined in SEC Rule 144A.

Montana. Any bank, savings institution, trust company, insurance company, investment company as defined in the Investment Company Act of 1940, pension or profit-sharing trust, or other financial institution or institutional buyer, including any qualified institutional buyer as defined in SEC Rule 144A, or any broker-dealer, whether the purchaser is acting for itself or in some fiduciary capacity.

Nebraska. Any bank, savings institution, trust company, insurance company, investment company as defined in the Investment Company Act of 1940, pension or profit-sharing trust (including an employee benefit plan as defined in ERISA, if (1) the investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, insurance company or registered investment advisor or (2) the employee benefit plan has total assets in excess of $5,000,000), individual accredited investor, or any other financial institution or institutional buyer, including any bank as defined in Section 3(a)(2) of the Securities Act of 1933, insurance company as defined in Section 2(13) of the Securities Act of 1933, business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940, small business investment company licensed by the Small Business Administration pursuant to
Section 301(c) or (d) of the Small Business Investment Company Act of 1958, or any broker-dealer; in each case, whether the purchaser is acting for itself or in some fiduciary capacity.

Nevada. Any financial or institutional investor, meaning (A) a depository institution, which means (1) a person that is organized, chartered or holding an authorization certificate under the laws of a state or of the United States which authorizes the person to receive deposits, including a savings, share, certificate or deposit account, and which is supervised and examined by an official or agency of a state or of the United States, and (2) a trust company or other institution authorized by federal or state law to exercise fiduciary powers of a type a national bank is permitted to exercise under the authority of the Comptroller of the Currency and which is supervised and examined by an official or agency of a state or of the United States (but excluding, in either case, an insurance company or other company primarily engaged in the insurance business, or a Morris Plan bank, industrial loan company or a similar bank or company unless its deposits are insured by a federal agency); (B) insurance company or separate account of an insurance company; (C) investment company as defined in the Investment Company Act of 1940; (D) employee pension, profit-sharing or benefit plan if the plan has total assets in excess of $5,000,000 or its investment decisions are made by a named fiduciary, as defined in ERISA, that is either (1) a broker-dealer registered under the
Securities Exchange Act of 1934, (2) an investment adviser registered or exempt from registration under the Investment Company Act of 1940, (3) a depository institution as defined above or (4) an insurance company; or (F) any other institutional buyer, or any broker-dealer; in each case, whether the purchaser is acting for itself or others in a fiduciary capacity other than as an agent.

New Hampshire. Any bank, savings institution, trust company insurance company, investment company as defined in the Investment Company Act of 1940, pension or profit-sharing trust, venture capital company which operates as a small business investment company under the Small Business Investment Act of 1958, or other financial institution or institutional buyer, or any broker-dealer, whether the purchaser is acting for itself or in some fiduciary capacity.

New Jersey. Any bank, savings institution (meaning any savings and loan association or building and loan association operating pursuant to the "Savings and Loan Act (1963)", P.L. 1963, c.144 (C.17:12B-2 et seq.), and any federal savings and loan association and any association organized under the laws of any state whose accounts are insured by the Federal Savings and Loan Insurance Corporation and who is subject to supervision and examination by the Federal Home Loan Bank Board, and any credit union licensed and supervised under the Credit Union Act of 1984, P.L. 1984, c.171 (C.17:13-79 et al.) or licensed and supervised by the National Credit Union Administration), trust company, insurance company, investment company as defined in the Investment Company Act of 1940, pension or profit-sharing trust, or other financial institution or institutional buyer, or any broker-dealer, whether the purchaser is acting for itself or in some fiduciary capacity.

New Mexico. Any depository institution, including (1) a person which is organized, chartered or holding an authorization certificate under the laws of a state or of the United States which authorizes the person to receive deposits, including a savings, share, certificate or deposit account, which is regulated, supervised and examined for the protection of depositors by an official or agency of the state or of the United States and is insured by the Federal Deposit Insurance Corporation, the Federal Savings and Loan Insurance Corporation or the National Credit Union Share Insurance Fund and (2) a trust company or other institution authorized by federal or state law to exercise fiduciary powers of the type a national bank is permitted to exercise under the authority of the Comptroller of the Currency and is regulated, supervised and examined by an official or agency of a state or of the United States (but excluding, in either case, an insurance company or other organization primarily engaged in the insurance business, or a Morris Plan bank, industrial loan company or a similar bank or company); any insurance company, separate account of an insurance company, investment company as defined in the Investment Company Act of 1940; any employee pension, profit-sharing or benefit plan if the plan has total assets in excess of $5,000,000 or if investment decisions are made by a plan fiduciary (as defined in ERISA) that is either a broker-dealer registered under the Securities Exchange Act of 1934, an investment adviser registered or exempt from registration under the Investment Advisors Act of 1940, a depository institution or an insurance company; any business development company as defined in the Investment Company Act of 1940, or small business investment company licensed by the Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or any broker-dealer; in each case, whether the purchaser is acting for itself or in some fiduciary capacity, other than as an agent. The definition of "financial and institutional investors" includes, but is not limited to, any entity (other than a natural person) that is directly engaged in the business of, and derives at least 80% of its annual gross income from, investing, purchasing, selling or trading in securities of more than one issuer and not selling or trading in securities of its own issue, and that has gross assets in excess of $5,000,000 at the end of its latest fiscal year; any entity organized and operated not for private profit as described in Section 501(c)(3) of the Internal Revenue Code with total assets in excess of $5,000,000; or a state, a political subdivision of a state or an agency or corporate or other instrumentality of a state.

New York. Any state or national bank, trust company, or savings institution incorporated under the laws and subject to the examination, supervision and control of any state or of the United States or of any insular possession thereof, any dealer or broker, or any syndicate, corporation or group formed for the specific purpose of acquiring the Notes for resale to the public directly or through other syndicates or groups.

North Carolina. Any corporation that has a net worth in excess of $1,000,000, as determined by generally accepted accounting principles; or any bank, savings institution, trust company, insurance company, investment company as defined in the Investment Company Act of 1940, pension or profit-sharing trust, or other financial institution or institutional buyer, or any broker-dealer, whether the purchaser is acting for itself or in some fiduciary capacity.

North  Dakota.   Any  bank, savings institution,  trust  company,
insurance company, investment company as defined in the Investment Company Act of 1940, pension or profit-sharing trust, other financial institution or institutional buyer or dealer.

Ohio. Any bank, trust company, or savings association incorporated or organized under the laws of the United States or any state thereof, or of Canada or any province thereof, and subject to regulation or supervision by such country, state or province, or any trust in respect of which any of the foregoing is a trustee or co-trustee. Also, any dealer licensed in Ohio or any corporation, bank, insurance company, pension fund or pension fund trust, employees' profit sharing fund or employees' profit sharing trust, any association engaged, as a substantial part of its business or operations, in purchasing or holding securities, or any qualified institutional buyer, as defined in SEC Rule 144A.

Oklahoma. Any depository institution, including (1) a person that is organized, chartered, or holding an authorization certificate under the laws of a state or of the United States which authorizes the person to receive deposits, including a savings, share, certificate or deposit account, which is regulated, supervised and examined for the protection of depositors by an official or agency of a state or of the United States and (2) a trust company or other institution that is authorized by federal or state law to exercise fiduciary powers of the type a national bank is permitted to exercise under the authority of the Comptroller of the Currency and is supervised and examined by an official or agency of a state or of the United States (but excluding an insurance company or other organization primarily engaged in the insurance business, a Morris Plan bank, industrial loan company or similar bank or company unless its deposits are insured by a federal agency); any insurance company or separate account of an insurance company; any investment company as defined in the Investment Company Act of 1940; any employee pension, profit-sharing or benefit plan if the plan has total assets in excess of $5,000,000 or if investment decisions are made by a named fiduciary (as defined in ERISA) that is either a broker-dealer registered under the Securities and Exchange Act of 1934, an investment adviser registered or exempt under the Investment Advisors Act of 1940, a depository institution or an insurance company; any Qualified Institutional Buyer as defined in SEC Rule 144A; or other institutional buyer, or any broker-dealer, whether the purchaser is acting for itself or in some fiduciary capacity.

Oregon. Any bank, savings institution, trust company, insurance company, investment company, pension or profit-sharing trust, or other financial institution or institutional buyer (including, by not limited, to the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal Housing Administration, the United States Department of Veterans' Affairs and the Government National Mortgage Association), or any broker-dealer or any mortgage broker (meaning a person who engages for all or part of the time, for the account of others, or for the person's own account, in the business of selling real estate paper whether as issuer, agent or principal to persons other than those enumerated in Section 59.035(4) of the Oregon Securities Law, or accepting funds from one or more persons other than those enumerated in said Section 59.035(4) for investment in real estate paper), mortgage banker (meaning any person whose business is originating, processing to completion, funding from its own resources (i.e., providing funds from its own capital, from lines of credit or from one or more persons enumerated in said Section 59.035(4)) and servicing or selling real estate paper), or qualified institutional buyer as defined in SEC Rule 144A, whether the purchaser is acting for itself or in a fiduciary capacity when the purchaser has discretionary authority to make investment decisions.

Pennsylvania. Any bank, banking and trust company, savings bank, trust company or private bank, as defined in the Banking Code of 1965, or any savings and loan association, as defined in the Savings Association Code of 1967, or any banking institution (other than a bank holding company or a bank in organization) the business of which is substantially confined to the business of banking and which is supervised and examined as a bank by the appropriate state or federal authorities having supervision over such institution, trust company or savings and loan institution (other than a savings and loan holding company or a savings and loan in organization) organized under the laws of the United States or of any state, territory or the District of Columbia, the business of which is substantially confined to the savings association business and which is supervised and examined as a savings association by the appropriate state or federal authorities having supervision over the institution, or a receiver, conservator or other liquidating agent of any of the foregoing, any insurance company, pension or profit-sharing plan or trust (but only where there are plan assets of at least $5,000,000 or where securities of at least $500,000 are involved and a professional investment management advisor has been retained on an ongoing basis), any investment company as defined in the Investment Company Act of 1940, other financial institution or any person, other than an individual, that controls any of the foregoing, or the federal government or a state, or any agency or political subdivision thereof, or any broker-dealer, in each case, whether the purchaser is acting for itself or in some fiduciary capacity. The Pennsylvania Securities Commission has by rule included in the foregoing list of institutional investors: any corporation or business trust or wholly owned subsidiary of any corporation or business trust that has been in existence for 18 months and that has a tangible net worth on a consolidated basis, as reflected in its most recent audited statements, of not less than $10,000,000; any college, university, or other public or private institution that has received exempt status under Section 501(c)(3) of the Internal Revenue Code of 1954 and that has a total endowment or trust funds, including annuity and life income funds, of $5,000,000 or more according to its most recent audited financial statements, provided that the aggregate dollar amount of securities being sold to such institution may not exceed 5% of such endowment or trust funds; a person, other than an individual or an entity whose security holders consist entirely of one individual or group of individuals who are related, which is organized primarily for the purpose of purchasing in non-public offerings, securities of corporations or issuers engaged in research and development activities in conjunction with a corporation and which complies with one of the following four criteria: (1) has purchased $5,000,000 or more of the securities, excluding both
(a) a purchase of securities of a corporation in which the person directly or beneficially owns more than 50% of the corporation's voting securities (except that securities purchased under a leveraged buy-out financing in which the person does not intend to provide direct management to the issuer are not excluded) and
(b) any dollar amount of a purchase of securities of a corporation which investment represents more than 20% of the investor's net worth, or (2) is capitalized at $2,500,000 or more and is controlled by an individual controlling a person which meets the criteria contained in (1) immediately above, or (3) is capitalized at $10,000,000 or more and has purchased $500,000 or more of the securities, excluding a purchase of securities of a corporation in which the person directly or beneficially owns more than 50% of the corporation's voting securities, or (4) is capitalized at $250,000 or more and is a side-by-side fund as defined by Pennsylvania Rule 102.111, subsection (b)(4); any wholly owned subsidiary of a bank; any small business investment company, as defined in Section 103 of the Small Business Investment Act of 1958, that either has total capital of $1,000,000 or more or is controlled by an institutional investor listed herein; any Seed Capital Fund as defined in the Small Business Incubators Act of Pennsylvania; any Business Development Credit Corporation, as authorized by the Business Development Credit Corporation Law of Pennsylvania; or any person whose security holders consists solely of broker-dealers or institutional investors listed herein.

Rhode Island. Any licensed broker-dealer; or any financial or institutional investor, whether acting for itself or in a fiduciary capacity, which is defined as: (1) a depository institution, which is defined to mean (a) a person that is organized, chartered, or holding an authorization certificate under the laws of a state or of the United States, which authorizes the person to receive deposits, including a savings, share, certificate or deposit account, and which is supervised and examined for the protection of depositors by an official or agency of a state of the United States, or (b) a trust company or other institution that is authorized by a federal or state law to exercise fiduciary powers of the type a national bank is permitted to exercise under the authority of the Comptroller of the Currency and is supervised and examined by an official or agency of a state or the United States (but excluding, in either case, an insurance company or other organization primarily engaged in the insurance business, a Morris Plan bank, industrial loan company, or a similar bank or company unless its deposits are insured by a federal agency); (2) an insurance company or separate account of an insurance company; (3) an investment company as defined in the Investment Company Act of 1940; (4) an employee pension, profit sharing or benefit plan if the plan has total assets in excess of $5,000,000, or its investment decisions are made by a plan fiduciary, as defined in ERISA, which is either a broker-dealer registered under the Securities Exchange Act of 1934, an investment adviser registered or exempt from registration under the Investment Company Act of 1940, a depository institution as defined above or an insurance company; and (5) any other institutional buyer, including but not limited to any Qualified Institutional Buyer as defined in SEC Rule 144A.

South Carolina. Any bank, savings institution, trust company, insurance company, investment company as defined in the Investment Company Act of 1940, pension or profit-sharing trust, or other financial institution or institutional buyer, or any broker-dealer, whether the purchaser is acting for itself or in some fiduciary capacity.

South  Dakota.   Any  bank, savings institution,  trust  company,
insurance company, investment company as defined in the Investment Company Act of 1940, pension or profit-sharing trust, or other financial institution or institutional buyer, including
(1) an endowment or trust fund of a charitable organization specified in Section 170(b)(1)(A) of the Internal Revenue Code (as amended through April 1, 1990); (2) an issuer which has a class of securities registered under Section 12 of the Securities Exchange Act of 1934 (as amended through April 1, 1990) and any wholly owned subsidiary of such an issuer; and (3) any other corporation, partnership, or association which has been in existence for 10 years or whose net assets exceed $500,000 and whose principal purpose as stated in its articles, bylaws, or other organizational instrument is investing in securities (but excluding any natural person or the individual retirement account or self-directed Keogh plan of a natural person), or to any broker-dealer, in each case, whether the purchaser is acting for itself or in some fiduciary capacity.

Tennessee. Any bank, trust company, insurance company, investment company registered under the Investment Company Act of 1940, any holding company that controls any of the foregoing, any trust or fund over which any of the foregoing has or shares investment discretion, any other person engaged as a substantial part of its business in investing in securities, in each case having a net worth in excess of $1,000,000, or any broker-dealer.

Texas. Any bank, trust company, building and loan association, insurance company, surety or guaranty company, savings institution (including any federally chartered credit union or savings and loan association or federal savings bank, and any credit union or savings and loan association chartered under the laws of any state of the United States), investment company as defined in the Investment Company Act of 1940; small business investment company as defined in the Small Business Investment Act of 1958, as amended "accredited investor" as defined in SEC Rule 501(a)(1) through (4), (7) and (8) promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended, as made effective in SEC Release Number 33-6389, as amended in Release Numbers 33-6437, 33-6663, 33-6758 and 33-6825 (excluding, however, any self-directed employee benefit plan with investment decisions made solely by persons that are "accredited investors" as defined in SEC Rule 501(a)(5) through
(6)); any Qualified Institutional Buyer as defined by SEC Rule 144A promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended, as made effective in SEC Release Number 33-6862 and amended in SEC Release Number 33-6963; and any corporation, partnership, trust, estate, or other entity (excluding individuals) having net worth of not less than $5,000,000 or wholly owned subsidiary of such entity, as long as the entity was not formed for the purpose of acquiring the specific securities; or any dealer registered in Texas who is actually engaged in buying and selling securities; provided the purchaser is not acting only as agent for another purchaser that is not a financial institution or other institutional purchaser as defined herein, and provided further that the purchaser is acting for its own account or as a bona fide trustee of a trust organized and existing other than for the purpose of acquiring the specific securities for which the seller is claiming an exemption.

Utah. Any bank, savings institution, trust company, insurance company, investment company as defined in the Investment Company Act of 1940, pension or profit-sharing trust, or other financial institution or institutional buyer, including a qualified institutional buyer as defined in SEC Rule 144A, or any broker-dealer, whether the purchaser is acting for itself or in some fiduciary capacity.

Vermont. Any sales made to Qualified Institutional Buyers as defined by SEC Rule 144A. Sellers who are registered broker-dealers in Vermont may offer and sell the Notes to any registered broker-dealer; any depository institution, which is defined to include (1) any person that is organized, chartered, or holding an authorization certificate under the laws of a state or of the United States which authorizes the person to receive deposits, including a savings, share, certificate, or deposit account, and which is supervised and examined for the protection of depositors by an official or agency of a state or the United States, or (2) any trust company or other institution that is authorized by a federal or state law to exercise fiduciary powers of the type a national bank is permitted to exercise under the authority of the Comptroller of the Currency and is supervised and examined by an official or agency of a state or the United States (excluding, however, an insurance company or other organization primarily engaged in the insurance business or a Morris Plan bank, industrial loan company, or a similar bank or company unless its deposits are insured by a federal agency); any insurance company, separate account of an insurance company or investment company as defined in the Investment Company Act of 1940; an employee pension, profit-sharing or benefit plan having total assets in excess of $5,000,000 or whose investment decisions are made by a named fiduciary, as defined in ERISA, that is either a broker-dealer registered under the Securities Exchange Act of 1934, an investment advisor registered or exempt from registration under Investment Advisors Act of 1940, a depository institution or an insurance company; any other financial or institutional buyer which qualifies as an accredited investor under the provisions of Regulation D under the Securities Act of 1933, as amended, as such provisions may be amended form time to time hereafter; in each case, whether the purchaser is acting for itself or in a fiduciary capacity; or any registered broker-dealer.

Virginia. Any corporation, investment company, pension or profit-sharing trust, or any broker-dealer.

Washington. Any bank, savings institution, trust company, insurance company, investment company as defined in the Investment Company Act of 1940, pension or profit-sharing trust (but excluding an IRA, Keogh account or other self-directed pension plan), or other financial institution or institutional buyer, including, a corporation, business trust, or partnership or wholly owned subsidiary of such an entity, which has been operating for at least 12 months and which has a net worth on a consolidated basis of at least $10,000,000 as determined by the entity's most recent audited financial statements, such statements to be dated within 16 months of the transaction made in reliance upon this exemption; or any entity which has been granted exempt status under Section 501(c)(3) of the Internal Revenue Code of 1986 and which has a total endowment or trust funds of $5,000,000 or more according to its most recent audited financial statements, such statements to be dated within 16 months of the transaction made in reliance upon this exemption; any wholly owned subsidiary of a bank, savings institution, insurance company, or investment company, as defined in the Investment Company Act of 1940; any qualified institutional buyer as defined in SEC Rule 144A; or any broker-dealer; in each case, whether the purchaser is acting for itself or in some fiduciary capacity.

West Virginia. Any bank, savings institution, trust company, insurance company, investment company as defined in the Investment Company Act of 1940, pension or profit-sharing trust, or other financial institution or institutional buyer, or any broker-dealer, whether the purchaser is acting for itself or in some fiduciary capacity.

Wisconsin. Any bank, savings institution, savings bank, credit union, trust company, insurer, broker-dealer, investment adviser or savings and loan association, provided such purchaser is acting for itself or as trustee with investment control; a pension or profit-sharing trust or an individual retirement account (except that an offer or sale of a security to a pension or profit-sharing trust or to an individual retirement plan, including a self-employed individual retirement plan, is not exempt unless the trust or plan is administered by a bank, savings institution, savings bank, credit union, trust company, insurer, broker-dealer, investment adviser or savings and loan association that has investment control); any investment company as defined in the Investment Company Act of 1940; the state of Wisconsin or any of its agencies or political subdivisions; the federal government or any of its agencies or instrumentalities; or any financial institution or institutional investor designated by rule or order of the Commissioner of Securities of Wisconsin. The Commissioner of Securities has by rule defined "financial institution or institutional investor" to include (1) any endowment or trust fund of a charitable organization specified in
Section 170(b)(1)(A) of the Internal Revenue Code, (2) any issuer that has a class of securities registered under Section 12 of the Securities Exchange Act of 1934, and any wholly owned subsidiary thereof, (3) a venture capital company as a result of meeting any of the following requirements: (a) operating a small business investment company licensed under the Small Business Investment Act of 1958; or (b) being a corporation, partnership or association whose net assets exceed $1,000,000 or which has existed for more than five years and either: (i) whose principal purpose as stated in its articles, bylaws, or other organizational instruments is investing in securities; or (ii) whose primary business is investing in developmental stage companies or eligible small business companies as defined in the regulations of the Small Business Administration at 13 CFR 108.2, and (4) any qualified institutional buyer, as defined and listed in Rule 144A under the Securities Act of 1933, whether acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with the qualified institutional buyer; any accredited investor, as defined and listed in Section 230.501(a)(1), (2),
(3) or (7) of Regulation D under the Securities Act of 1933; and any individual accredited investor, meaning (i) any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of that issuer, (ii) any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000, or (iii) any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, provided, in each case, that the issuer reasonably believes immediately before the sale that the individual accredited investor, either alone or with the individual accredited investor's representative, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment.

Wyoming. Any bank, savings institution, trust company, insurance company, investment company as defined in the Investment Company Act of 1940, pension or profit-sharing trust, or other financial institution or institutional buyer, including Qualified Institutional Buyers as defined in SEC Rule 144A, or any broker-dealer, whether the purchaser is acting for itself or in some fiduciary capacity.